Exhibit 10.14

CHANGE ORDER NO. 4

TO

AGREEMENT NO. EDC10017 (ECD-CON-10-001)

BETWEEN

EMIRATES NUCLEAR ENERGY CORPORATION
(ENEC)

     AND

LIGHTBRIDGE CORPORATION

FOR

NUCLEAR ENERGY CONSULTANCY SERVICES

AGREEMENT CHANGE ORDER

AGREEMENT NO : EDC10017 (ECD-CON-10-001)	CHANGE ORDER NO.: 04	EFFECTIVE DATE: JANUARY 01ST, 2012
AGREEMENT TITLE : NUCLEAR ENERGY CONSULTANCY SERVICES
CONTRACTOR: LIGHTBRIDGE CORPORATION
DURATION: JANUARY 01, 2012 TO DECEMBER 31, 2012.
PREAMBLE:

Change Order No. 4 is Customer's formal approval of the Change to the above Agreement No. EDC10017 (ECD- CON-10-001). Total Estimated Contract Price is USD 136,129.00 for one (1) year effective from January 01st, 2012.

CHANGE ORDER DETAILS:

This Change Order No. 4 is made to renew the Nuclear Consultancy Services Agreement with M/s Lightbridge Corporation for one (1) year effective date starting January 1st, 2012 on the same Terms & Conditions with additional Personnel & new Rates for 2012. The Estimated Cost of 2010 & 2011 Agreement was USD 2,347,000.00 however only USD 2,066,228.82 was utilized until the end of 2011. Therefore, including the value of this change order No. 4 USD 136,129.00 the revised Agreement value will be USD 2,202,357.82

EFFECT ON AGREEMENT SCHEDULE:
Performance Period is extended by one (1) year (i.e. from January 01st, 2012 to December 31st, 2012).
TERMS AND CONDITIONS:
• Except as otherwise stated in this Change Order No. 04, all other terms and conditions of the original
Agreement shall remain unchanged.
EFFECT ON AGREEMENT PRICE:
• Original Agreement Value (USD)		1,877,600.00
• Change Order No. 01 Value (USD)		0.00
• Change Order No. 02 Value (USD)		469,400.00
• Change Order No. 03 Value (USD)		0.00
• Change Order No. 04 Value (USD) — Not utilized value		(-280,771.18)
• Change Order No. 04 Value (USD) — Renewal Budget		136,129.00
Revised Contract Value (USD)		2,202,357.82

SIGNATORIES

IN WITNESS of which each of the parties has signed this Agreement Change Order No. 04 on the Effective Date:

		By:	/s/ Saleh Al Shehhi
SIGNED by	)
For and on behalf of Emirates Nuclear	)	Name: Saleh Al Shehhi
Energy Corporation (ENEC))		Title: Executive Director Supply Chain
Date: 16/04/2012

		By:	/s/ Seth Grae
SIGNED by	)
For and on behalf of Lightbridge	)	Name: Seth Grae
Corporation	)	Title: President & CEO
Date: 13 April 2012